UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2018

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

Arrangement of a Registrant

On June 27, 2018, Summer Energy, LLC (“Summer LLC”), a wholly-owned subsidiary of Summer Energy Holdings, Inc. (the “Company”), entered into an Amendment to Loan Documents agreement (the “Amendment”) with Blue Water Capital Funding, LLC (“Blue Water”).

Pursuant to the Amendment, Summer LLC, the Company and Blue Water agreed to amend certain loan documents dated June 29, 2016, namely the Loan Agreement between Summer LLC and Blue Water dated as of June 29, 2016 (the “Loan Agreement”), the Revolving Promissory Note by Summer LLC in favor of Blue Water dated as of June 29, 2016 (the “Note”), the Security Agreement dated as of June 29, 2016 between Summer LLC and Blue Water (the “Security Agreement”), and the Guaranty by the Company in favor of Blue Water dated as of June 29, 2016 (the “Guaranty”; together with the Loan Agreement, Note and Security Agreement, collectively, the “Loan Documents”).  Copies of the Loan Documents were filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2016.

Pursuant to the Amendment, the maturity date of the Note was extended through June 30, 2020, and the interest rate on the Note was changed from 11% per annum to a variable rate equal to the Prime Rate published by the Wall Street Journal plus 475 basis points.  The amount of credit available pursuant to the Loan Documents, as amended by the Amendment, continues to be Five Million Dollars ($5,000,000).  The Note continues to include a minimum monthly financing fee of $22,500 per month.  Interest is payable on the tenth day of each month and on the maturity date of the Note.  Summer LLC and Blue Water agreed that the security interest granted pursuant to the Security Agreement remains in effect, and the Company reaffirmed its obligations under the Guaranty.

  The foregoing summary of the terms and conditions of the Amendment do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amendment, which is attached as exhibit 10.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
10.1	Amendment to Loan Documents, dated June 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 3, 2018

SUMMER ENERGY HOLDINGS, INC.

        By: /s/ Jaleea P. George

         Jaleea P. George

         Chief Financial Officer